Exhibit 10(d)

                          INDIAN RIVER BANKING COMPANY

                             1999 STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

     The purpose of this Indian River Banking Company 1999 Stock Option Plan (the "Plan") is to advance the interests of Indian River Banking Company. (the "Company") by providing directors and selected key employees of the Bank, the Company, and their affiliates with the opportunity to acquire shares of the Company's common stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and key employees of the Company, the Bank and their affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, key employees, and other shareholders.

     The Plan is intended to replace the Indian River Banking Company 1995 Stock Option Plan (the "1995 Plan") upon this Plan's approval by shareholders of the Company. Options issued under the 1995 Plan will continue in effect and will be subject to the requirements of the 1995 Plan, but no new options will be granted under the 1995 Plan after this Plan is approved by shareholders.

     The Plan is not intended as an agreement or promise of employment. Neither the Plan, nor any Option granted pursuant to the Plan, confers on any person any right to continue in the employ of the Company. The right of the Company, the Bank, or any of their affiliates to terminate the employment of an Employee is not limited by the Plan or by any Option granted pursuant to the Plan unless such right is specifically described by the terms of any such Option.

2.   DEFINITIONS.

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" means a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Bank" means the Indian River National Bank.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Change in Control" means any one of the following events occurring after the Effective Date: (1) the acquisition of ownership of, power to vote, or control of 25% or more of any class of voting securities of the Company or the Bank; (2) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (3) the failure of Continuing Directors to constitute at least two-thirds of the Board of Directors of the Company or the Bank (the "Company Board") during any period of two consecutive years. A "change in control" does not include acquisition of ownership of, control of or power to vote voting securities of the Company by an employee benefit plan sponsored by the Company or the Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control. For purposes of this definition, only, "Continuing Directors" includes only those individuals who were members of the Company Board at the Effective Date and those other individuals whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office, and "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means the Committee appointed by the Board in accordance with Paragraph 5(a) hereof.


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     (h) "Common  Stock" means the common stock,  par value $1.00 per share,  of the Company.

     (i) "Company" means Indian River Banking Company, a Florida corporation.

     (j) "Continuous Service" means the absence of any interruption or termination of employment by the Company or any present or future Affiliate. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or among the Company, the Bank, or any other Affiliate.

     (k) "Director" means any member of the Board of Directors of the Company.

     (l) "Effective Date" means the date specified in Paragraph 14 hereof.

     (m) "Employee" means any person employed by the Company or by the Bank or any other present or future Affiliate.

     (n) "Exercise Price" means the price per Optioned Share at which an Option may be exercised.

     (o) "ISO" means an option to purchase Common Stock that meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (p) "Market Value" means the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (q) "Non-Employee Director" means any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-Employee Director" within the meaning of Rule 16b-3.

     (r) "Non-ISO" means an option to purchase Common Stock that meets the requirements set forth in the Plan but which is not intended to be, and is not identified as, an ISO.

     (s) "Offer to Effect a Change in Control" means any offer to buy or acquire, solicitation of an offer to sell, tender offer for, or request of invitation for tenders of, 25% or more of any class of voting securities of the Company for value. The decision of the Board as to whether an Offer to Effect a Change in Control has been made shall be conclusive and binding.

     (t) "Option" means an option to purchase Shares, granted by the Board pursuant to this Plan, whether the option is an ISO or a Non-ISO.

     (u) "Optioned Shares" means Shares subject to an Option granted pursuant to this Plan.

     (v) "Optionee" means any person who receives an Option pursuant to this Plan.

     (w) "Outstanding Shares" means the total shares of Common Stock which have been issued and which (a) are not held as treasury shares, and (b) have not been cancelled or retired by the Company.

     (x) "Parent" shall mean any present or future corporation that would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

     (y) "Plan" means the Indian River Banking Company 1999 Stock Option Plan.

     (z) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act").

     (aa) "Share" shall mean a share of Common Stock.

     (bb) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

     (cc) "Transaction" means (i) the liquidation or dissolution of the Company,
     (ii) a merger or consolidation in which the Company is not the surviving entity; or (iii) the sale or disposition of all or substantially all of the Company's assets.


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3.   TERM OF THE PLAN AND OPTIONS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date unless sooner terminated pursuant to Paragraph 17. No Option may be granted under the Plan after ten years from the Effective Date.

     (b) Term of Options. The Committee shall establish the term of each Option granted under the Plan. No Option may have a term that exceeds 10 years. No ISO granted to an Employee who owns Shares representing more than 10% of the outstanding shares of Common Stock at the time an ISO is granted may have a term that exceeds five years.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Except as otherwise required by Paragraph 11, the aggregate number of Shares deliverable upon the exercise of Options pursuant to the Plan shall not exceed 125,000 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury to the extent allowed by Florida law.

     (b) If Options should expire, become unexercisable, or be forfeited for any reason without having been exercised in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

5.   ADMINISTRATION OF THE PLAN.

     (a) Powers of the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Board shall administer the Plan have sole and complete authority and discretion (i) to select Optionees and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Board shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Board without a meeting, shall be deemed the action of the Board. The Board may delegate any or all of its powers and responsibilities under this Plan to a Committee of the Board.

     (b) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Board. Each such Agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Board, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Board shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option. The Chairman of the Board and such other officers as shall be designated by the Board are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (c) Effect of the Board's Decisions. All decisions, determinations, and interpretations of the Board shall be final and conclusive on all persons affected thereby.

     (d) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Board shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

6.   GRANT OF OPTIONS.

     (a) General Rule. The Board, in its sole discretion, may grant ISOs or Non-ISOs to Employees of the Company or its Affiliates and may grant Non-ISOs to Directors or directors of Affiliates.


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     (b) Special Rules for ISOs. The aggregate  Market Value, as of the date the
Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future "parent" or "Subsidiary" of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

7.   EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Board Discretion. The Exercise Price as to any particular Option granted under the Plan shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's Outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked prices on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Board, in its sole and absolute discretion.

     (c) Reissuance of Options. Notwithstanding anything herein to the contrary, the Board shall have the authority to cancel outstanding Options with the consent of the Optionee and to grant new Options at a lower Option Price equal to the then fair market value per share of Common Stock in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the Option Price of such Options.

8.   EXERCISE OF OPTIONS.

     (a) Generally. Any Option shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. An Optionee may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) either payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised, or a cashless exercise of the Option in accordance with Section 8(c) of this Plan. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) Any Optionee may elect to receive upon the proper exercise of any Option for the full number of Shares to which such Option relates, the number of Shares determined by dividing (i) the difference between the aggregate fair market value of all shares issuable upon the exercise of the Options in full (as determined in accordance with Section 7(b) of this Plan) and the aggregate Option Price for the exercise of the Option in full, by (ii) the price determined in accordance with Section 7(b). Shares received upon such election shall reflect the exercise in full of such Options and the full satisfaction of the Company's obligations under said Option. Shares received upon such election shall be deemed to be Shares received upon the exercise of an Option for all purposes hereof.

         (d) Notwithstanding the provisions of any Option that provides for its exercise in installments as designated by the Board, such Option shall become immediately exercisable upon the Optionee's death or Permanent and Total Disability.


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

     (e) Period of Exercisability-ISOs. An ISO may be exercised by an Optionee only while the Optionee is an Employee and has maintained Continuous Service from the date of the grant of the ISO, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Optionee and the Company or any Affiliate (and, in the absence of any such agreement, means termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Optionee's rights to exercise such ISO shall expire on the date of such termination;

          (2) Death, then an ISO of the deceased Optionee may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such ISO shall have passed by will or by laws of descent and distribution;

          (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then an ISO may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the ISO would otherwise expire.

     (f) Period of Exercisability-Non-ISOs. Except to the extent otherwise provided in the terms of an Agreement, a Non-ISO may be exercised by an Optionee only while such Optionee is an Employee, a Director, or a director of an Affiliate, or within three months after termination of such service (but not later than the date on which the Option would otherwise expire), except if the Optionee's service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Optionee and the Company or any Affiliate (and, in the absence of any such agreement, means termination because of the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Optionee's rights to exercise such Non-ISO shall expire on the date of such termination; or

          (2) Removal from the Board or the Bank Board pursuant to the respective Articles of Incorporation, then the Optionee's rights to exercise such Non-ISO shall expire on the date of such removal.

          (3) Death, then a Non-ISO of the deceased Optionee may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Non-ISO shall have passed by will or by laws of descent and distribution or otherwise shall have transferred pursuant to this Plan;

          (4) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then a Non-ISO may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the ISO would otherwise expire.

     (g) Effect of the Board's Decisions. The Board's determination whether an Optionee's Continuous Service or service as a Director or director of an Affiliate has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

9.   CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan than the Board determines in its sole


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and absolute  discretion to be inconsistent  with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as the Board determines may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Board Discretion. The Board shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

10.  RESTRICTIONS ON SALE OF SHARES

     (a) Six-Month Restriction. Shares of Common Stock that have been acquired upon exercise of an Option may not be sold or otherwise disposed of before the end of a six-month period beginning on the date the Option was granted. This restriction is in addition to any other restriction imposed by this Plan or by the Board pursuant to this Plan.

     (b) Exceptions. The six-month restriction imposed by subparagraph (a) shall not apply to dispositions by bona fide gifts or to transfers by will or the laws of descent or distribution.

11.  EFFECT OF CHANGES IN CONTROL  AND  CHANGES IN COMMON  STOCK  SUBJECT TO THE
     PLAN.

     (a) Effects of Change in Control.

          (1) Notwithstanding the provisions of any Option that provides for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon a Change in Control or the receipt of an Offer to Effect a Change in Control.

          (2) At the time of a Change in Control, the Optionee shall, at the sole and absolute discretion of the Board, be entitled to receive a cash payment in an amount equal to the excess of the Market Value of the Shares subject to such Option over the Exercise Price of such
          Option, provided that in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant. For purposes of calculating this payment, the Market Value shall be the Market Value at the date of the Change in Control or the highest Market Value in the five trading days after public announcement of an Offer to Effect a Change in Control, as determined by the Board.

          (3) In the event there is a Transaction, all outstanding Options shall be surrendered. With respect to each Option so surrendered, the Board shall in its sole and absolute discretion determine whether the holder of each Option so surrendered shall receive--

               (A) For each Share  then  subject to an  outstanding  Option,  an
               Option for the number and kind of shares into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price; or

               (B) The number and kind of shares into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged in the Transaction that are equal in market value to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option; or

               (C) A cash payment (from the Company or the successor corporation), in an amount equal to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option.

          (4) The decision of the Board as to whether a Change in Control has occurred, or an Offer to Effect a Change in Control has been made shall be conclusive and binding.

     (b) Recapitalizations, Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options and the Exercise Price thereof, shall be

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proportionately  adjusted  for any  increase,  decrease,  change or  exchange of
Shares  for a  different  number or kind of shares  or other  securities  of the
Company   which   results  from  a  merger,   consolidation,   recapitalization,
reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (c) Special Rule for ISOs.  Any adjustment  made pursuant to  subparagraphs
(a)(3)(A) or (b) of this Paragraph shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, an Optionee becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

12.  NON-TRANSFERABILITY OF OPTIONS.

     (a) ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

     (b) Non-ISO's may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder), or, in the sole discretion of the Board, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the later of the date on which the Board makes the determination of granting such Option and the Effective Date. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

14. EFFECTIVE DATE. The Plan shall be effective as of October 13, 1999. Option grants may be made before approval of the Plan by the shareholders of the Company, if the exercise of Options is conditioned upon shareholder approval of the Plan.

15. APPROVAL BY SHAREHOLDERS. The Plan shall be approved by shareholders of the Company within twelve (12) months before or after the Effective Date.

16. MODIFICATION OF OPTIONS. At any time, and from time to time, the Board may direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

17. AMENDMENT AND TERMINATION OF THE PLAN. The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan; provided that shareholder approval shall be required to increase the number of Shares subject to the Plan provided in Paragraph 4 or to extend the terms of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

18. RESERVATION OF SHARES. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19. WITHHOLDING TAX. The Company's obligation to deliver Shares upon exercise of Options (or such earlier time that the Optionee makes an election under Section 83(b) of the Code) shall be subject to the Optionee's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The Board, in its discretion, may permit the Optionee to satisfy the obligation, in whole or in part, by irrevocably electing to have the

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Company withhold  Shares,  or to deliver to the Company Shares that the Optionee already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20. NO EMPLOYMENT OR OTHER RIGHTS. In no event shall eligibility to be granted an Option or the grant of an Option create or be deemed to create any legal or equitable right of a Director, Employee, director of any Affiliate, or any other party to continue service with the Company, the Bank, or any other Affiliate. No person shall have a right to be granted an Option or, having received an Option, the right to be granted an additional Option.

21. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Florida, except to the extent that federal law shall be deemed to apply.

22. SUCCESSORS AND ASSIGNS. The Plan shall be binding upon the Company's successors and assigns.

                                     * * * *


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